EXHIBIT 3                                       PAGE 12 OF 23 PAGES

Previous Paper Filing - December 31, 1995 Year End Filing

                     SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 13G

                   UNDER THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )*

                           ON Technology Corporation
--------------------------------------------------------------------------------
                                (Name of Issuer)

                                     Common
--------------------------------------------------------------------------------
                         (Title of Class of Securities)

                                   68219P108
--------------------------------------------------------------------------------
                                 (CUSIP Number)

Check the following box if a fee is being paid with this /X/ statement. (A fee is not required only if the filing person: (1) has a previous statement on file reporting beneficial ownership of more than five percent of the class of securities described in Item 1; and (2) has filed no amendment subsequent thereto reporting beneficial ownership of five percent or less of such class.) (See Rule 13d-7.)

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter the disclosures provided in a prior cover page.

The information required in the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

                        (Continued on following page(s))

                               Page 1 of 5 Pages

SEC 1745 (10-85)

CUSIP NO 68219P108.                     13G                 PAGE  13 OF 23 PAGES


--------------------------------------------------------------------------------
  1   NAME OF REPORTING PERSON  Charles River VI GP Limited Partnership
      S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON
        04-3049015
--------------------------------------------------------------------------------
  2   CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*

      (a)  / /       (b)  / /
--------------------------------------------------------------------------------
  3   SEC USE ONLY
--------------------------------------------------------------------------------
  4   CITIZENSHIP OR PLACE OF ORGANIZATION

      Delaware
--------------------------------------------------------------------------------
      NUMBER OF      5     SOLE VOTING POWER
       SHARES                           1,238,483
    BENEFICIALLY     -----------------------------------------------------------
      OWNED BY       6     SHARED VOTING POWER
        EACH                            0
      REPORTING      -----------------------------------------------------------
       PERSON        7     SOLE DISPOSITIVE POWER
        WITH                            1,238,483
                     -----------------------------------------------------------
                     8     SHARED DISPOSITIVE POWER
                                0
--------------------------------------------------------------------------------
  9   AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
                                1,238,483
--------------------------------------------------------------------------------
 10   CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES CERTAIN SHARES*
--------------------------------------------------------------------------------
 11   PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 9
                                11.75%
--------------------------------------------------------------------------------
 12   TYPE OF REPORTING PERSON*
                                PN
--------------------------------------------------------------------------------

CUSIP NO 68219P108.                     13G                  PAGE 14 OF 23 PAGES


--------------------------------------------------------------------------------
  1   NAME OF REPORTING PERSON  Charles River Partnership VI
      S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON
        04-3049002
--------------------------------------------------------------------------------
  2   CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*

      (a)  / /       (b)  / /
--------------------------------------------------------------------------------
  3   SEC USE ONLY
--------------------------------------------------------------------------------
  4   CITIZENSHIP OR PLACE OF ORGANIZATION

      Delaware
--------------------------------------------------------------------------------
      NUMBER OF      5     SOLE VOTING POWER
       SHARES                           1,052,713
    BENEFICIALLY     -----------------------------------------------------------
      OWNED BY       6     SHARED VOTING POWER
        EACH                            0
      REPORTING      -----------------------------------------------------------
       PERSON        7     SOLE DISPOSITIVE POWER
        WITH                            1,052,713
                     -----------------------------------------------------------
                     8     SHARED DISPOSITIVE POWER
                                0
--------------------------------------------------------------------------------
  9   AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
                                1,052,713
--------------------------------------------------------------------------------
 10   CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES CERTAIN SHARES*
--------------------------------------------------------------------------------
 11   PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 9
                                9.99%
--------------------------------------------------------------------------------
 12   TYPE OF REPORTING PERSON*
                                PN
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CUSIP NO 68219P108                         13G               PAGE 15 OF 23 PAGES


--------------------------------------------------------------------------------
  1   NAME OF REPORTING         Richard M. Burnes, Jr.
      S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON
                                ###-##-####
--------------------------------------------------------------------------------
  2   CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*

      (a)  / /       (b)  / /
--------------------------------------------------------------------------------
  3   SEC USE ONLY
--------------------------------------------------------------------------------
  4   CITIZENSHIP OR PLACE OF ORGANIZATION

                                United States
      NUMBER OF      5     SOLE VOTING POWER
       SHARES                           1,825
    BENEFICIALLY     -----------------------------------------------------------
      OWNED BY       6     SHARED VOTING POWER
        EACH                            1,238,483
      REPORTING      -----------------------------------------------------------
       PERSON        7     SOLE DISPOSITIVE POWER
        WITH                            1,825
                     -----------------------------------------------------------
                     8     SHARED DISPOSITIVE POWER
                                1,238,483
--------------------------------------------------------------------------------
  9   AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
                                1,240,308
--------------------------------------------------------------------------------
 10   CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES CERTAIN SHARES*
--------------------------------------------------------------------------------
 11   PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 9
                                11.77%
--------------------------------------------------------------------------------
 12   TYPE OF REPORTING PERSON*
                                IN
--------------------------------------------------------------------------------

CUSIP NO 68219P108.                        13G               PAGE 16 OF 23 PAGES


--------------------------------------------------------------------------------
  1   NAME OF REPORTING         Donald W. Feddersen.
      S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON
                                ###-##-####
--------------------------------------------------------------------------------
  2   CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*

      (a)  / /       (b)  / /
--------------------------------------------------------------------------------
  3   SEC USE ONLY
--------------------------------------------------------------------------------
  4   CITIZENSHIP OR PLACE OF ORGANIZATION

                                United States
      NUMBER OF      5     SOLE VOTING POWER
       SHARES                           1,825
    BENEFICIALLY     -----------------------------------------------------------
      OWNED BY       6     SHARED VOTING POWER
        EACH                            1,238,483
      REPORTING      -----------------------------------------------------------
       PERSON        7     SOLE DISPOSITIVE POWER
        WITH                            1,825
                     -----------------------------------------------------------
                     8     SHARED DISPOSITIVE POWER
                                1,238,483
--------------------------------------------------------------------------------
  9   AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
                                1,240,308
--------------------------------------------------------------------------------
 10   CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES CERTAIN SHARES*
--------------------------------------------------------------------------------
 11   PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 9
                                11.77%
--------------------------------------------------------------------------------
 12   TYPE OF REPORTING PERSON*
                                IN
--------------------------------------------------------------------------------

CUSIP NO 68219P108.                        13G               PAGE 17 OF 23 PAGES


--------------------------------------------------------------------------------
  1   NAME OF REPORTING         Michael J. Zak.
      S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON
                                ###-##-####
--------------------------------------------------------------------------------
  2   CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*

      (a)  / /       (b)  / /
--------------------------------------------------------------------------------
  3   SEC USE ONLY
--------------------------------------------------------------------------------
  4   CITIZENSHIP OR PLACE OF ORGANIZATION

                                United States
      NUMBER OF      5     SOLE VOTING POWER
       SHARES                           750
    BENEFICIALLY     -----------------------------------------------------------
      OWNED BY       6     SHARED VOTING POWER
        EACH                            1,238,483
      REPORTING      -----------------------------------------------------------
       PERSON        7     SOLE DISPOSITIVE POWER
        WITH                            750
                     -----------------------------------------------------------
                     8     SHARED DISPOSITIVE POWER
                                1,238,483
--------------------------------------------------------------------------------
  9   AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
                                1,239,233
--------------------------------------------------------------------------------
 10   CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES CERTAIN SHARES*
--------------------------------------------------------------------------------
 11   PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 9
                                11.76%
--------------------------------------------------------------------------------
 12   TYPE OF REPORTING PERSON*
                                IN
--------------------------------------------------------------------------------

CUSIP NO 68219P108.                        13G               PAGE 18 OF 23 PAGES


-------------------------------------------------------------------------------
  1   NAME OF REPORTING         John T. Neises.
      S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON
                                ###-##-####
--------------------------------------------------------------------------------
  2   CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*

      (a)  / /       (b)  / /
--------------------------------------------------------------------------------
  3   SEC USE ONLY
--------------------------------------------------------------------------------
  4   CITIZENSHIP OR PLACE OF ORGANIZATION

                                United States
      NUMBER OF      5     SOLE VOTING POWER
       SHARES                           1,500
    BENEFICIALLY     -----------------------------------------------------------
      OWNED BY       6     SHARED VOTING POWER
        EACH                            1,238,483
      REPORTING      -----------------------------------------------------------
       PERSON        7     SOLE DISPOSITIVE POWER
        WITH                            1,500
                     -----------------------------------------------------------
                     8     SHARED DISPOSITIVE POWER
                                1,238,483
-------------------------------------------------------------------------------
  9   AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
                                1,239,983
--------------------------------------------------------------------------------
 10   CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES CERTAIN SHARES*
--------------------------------------------------------------------------------
 11   PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 9
                                11.77%
--------------------------------------------------------------------------------
 12   TYPE OF REPORTING PERSON*
                                IN
--------------------------------------------------------------------------------


                      *SEE INSTRUCTION BEFORE FILLING OUT!

SCHEDULE 13G                                                 PAGE 19 OF 23 PAGES


Item 1:     (a)    Name of Issuer:
                ON Technology Corporation.
            (b)    Address of Issuer's Principal Executive Offices:
                One Cambridge Center
Item 2:     (a)    Name of Person Filing:
                Charles River Partnership VI, Charles River VI GP Limited Partnership Richard M. Burnes, Jr., Donald W. Feddersen,
                John T. Neises and Michael J. Zak. Charles River VI GP Limited Partnership is the general partner of Charles River Partnership VI;. Messrs. Burnes, Feddersen, Neises and Zak are the individual general partners of Charles River Partnership VI GP Limited Partnership.
            (b)    Address of Principal Business Office or, if none, Residence:
                The address of the principle business office of Charles River Partnership VI, Charles River VI GP Limited Partnership and each of Messrs. Burnes, Feddersen, Neises, and Zak is Charles River Ventures, Ten Post Office Square Suite 1330, Waltham, MA 02154
(c)  Citizenship:
                Charles River Partnership VI and Charles River VI GP Limited Partnership are limited partnerships organized under the laws of the state of Delaware. Each of Messrs. Burnes, Feddersen, Neises and Zak is a United States Citizen.

            (d)    Title of Class of Securities:
                Common Stock.

            (e)    CUSIP Number:
                        68219P108
Item 3:

SCHEDULE 13G                                            PAGE 20 OF 23 PAGES

Item 4:     (a)    Amount Beneficially Owned:
                Charles River Partnership VI may be deemed to own beneficially and of record 1,052,713 shares of Common Stock as of December 31, 1995. Charles River VI GP Limited Partnership may be deemed to own beneficially 1,238,483 Richard M. Burnes, Jr. may be deemed to owned beneficially 1,240,308 shares of Common Stock as of December 3, 1995. Donald W. Feddersen may be deemed to own beneficially 1,240,308 shares of Common Stock as of December 31, 1995. Michael
J. Zak may be deemed to own beneficially 1,239,233 shares of Common Stock as of December 31, 1995. John T. Neises may be deemed to own beneficially
1,239,983 shares of Common Stock as of December 31, 1995.

            (b)    Percent of Class: Charles River Partnership VI - 11.75%;
                Charles River VI GP Limited Partnership - 9.99%; Richard M. Burnes Jr. - 11.77%; Donald W. Feddersen - 11.77%;
                Michael J. Zak - 11.75%; and John T. Neises - 11.76%
                (based on 10,537,861 shares of Common Stock reported to be outstanding in the 12/31/95 earnings release).

            (c)    Number of shares as to which such person has:
        (i) sole power to vote or direct the vote: Charles River Partnership VI: 1,052,713shares; Charles River VI GP Limited
                Partnership: 1,238,483 shares;  Mr. Burnes: 1,825 shares;
                Mr. Feddersen:  1,825 shares;  Mr. Neises:  1,500 shares;
                Mr. Zak: 750 shares.

        (ii) shared power to vote or to direct the vote: Charles River Partnership VI: 0 shares; Charles River VI GP Limited
                Partnership: 1,238,483  Mr. Burnes: 1,238,483 shares;
                Mr. Feddersen: 1,238,483 shares; Mr. Neises: 1,238,483 shares. Mr. Zak: 1,238,483 shares

        (iii)   sole power to dispose or direct the disposition of:.. :
                1,052,713shares;  Charles River VI GP Limited Partnership:
                1,238,483 shares;  Mr. Burnes: 1,825 shares;  Mr. Feddersen:
                1,825 shares;  Mr. Neises:  1,500 shares;  Mr. Zak: 750 shares.

        (iv)    shared power to dispose or to direct the disposition of:
                Charles River Partnership VI: 0 shares; Charles River VI GP Limited Partnership: 1,238,483 shares; Mr. Burnes: 1,238,483 shares; Mr. Feddersen: 1,238,483 shares; Mr. Neises: 1,238,483 shares; Mr. Zak: 1,238,483 shares

        Each of Messrs. Burnes, Feddersen, Neises, and Zak expressly disclaims beneficial ownership of the 1,052,713 shares of Common Stock held of record by Charles River Partnership VI and the 185,770 shares of common stock held of record by Charles River Partnership VI-A for which he does not ha ve a pecuniary interest..

SCHEDULE 13G                                                PAGE 21 OF 23 PAGES

Item 5:            Ownership of Five Percent or Less of a Class:
                                Not Applicable
Item 6:            Ownership of More than Five Percent on Behalf of Another
                   Person:
                                Not Applicable
Item 7: Identification and Classification of the Subsidiary Which Acquired the Security Being Reported on By the Parent Holding Company:
                                Not Applicable
Item 8:            Identification and Classification of Members of the Group:
                                Not Applicable
Item 9:            Notice of Dissolution of Group:
                                Not Applicable
Item 10:           Certification:
                                Not Applicable

EXHIBIT 1                                  13G               PAGE 22 of 23 PAGES

AGREEMENT

     Pursuant to Rule 13d-1 (f) (1) under the Securities and Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respects to the ownership by each of the undersigned of shares of Corporation.

     This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

        Executed this 9th day of February, 1996

Dated:                  February 9, 1996
        Charles River Partnership VI
        By:  Charles River VI GP Limited Partnership



                By:     signed____________________
                        Richard M. Burnes, Jr.
                        Authorized General Partner

        Charles River VI GP Limited Partnership



                By:     signed____________________
                        Richard M. Burnes, Jr.
                        Authorized General Partner


                signed__________________________
                Richard M. Burnes, Jr.



                signed__________________________
                Donald W. Feddersen



                signed__________________________
                John T. Neises



                signed__________________________
                Michael J. Zak

EXHIBIT 2                           13G                      PAGE 23 of 23 Pages

REPORTING PERSON RELATIONSHIPS


        On December 31, 1995, Charles River Partnership VI ("CRP VI") was the registered holder of 1,052,713 shares of ON Technology Corporation. common stock. Its "sister" venture capital partnership, Charles River Partnership VI-A ("CRP VI-A"), was the registered holder of 185,770 shares of ON Technology Corporation common stock. The general partner of both CRP VI and CRP VI-A is Charles River VI GP Limited Partnership ("CRP VI GP"). The individual general partners of CRP VI GP are Richard M. Burnes, Jr., Donald W. Feddersen, John T. Neises and Michael J. Zak. CRP VI GP and Messrs. Burnes, Feddersen, Neises and Zak disclaims beneficial ownership of the shares held by CRP VI and CRP VI-A for which it / he does not have a pecuniary interest.